Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT, dated as of June 10, 2014 (this “Amendment”), is entered into by and among RCS Capital Corporation, a Delaware corporation (the “Company”), RCS Capital Holdings, LLC, a Delaware limited liability company (“Parent”) and each investor identified on the signature pages hereto (collectively, and together with the Company and Parent, the “Parties”).

WHEREAS, on April 29, 2014, the Parties entered into a Securities Purchase Agreement (the “SPA”);

NOW, THEREFORE, in consideration of the premises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to the following:

1.	Section 6.3 of the SPA is hereby amended and restated in its entirety as follows:

“Each holder of the Preferred Shares bearing the restrictive legend set forth in Section 6.1 above (a “Restricted Security ”), agrees with respect to any transfer of such Restricted Security to give to the Company (a) three Business Days prior to such transfer (i.e., T+3) written notice describing the transferee and the circumstances, if any, necessary to establish the availability of an exemption from the registration requirements of the Securities Act or any state law and (b) if in connection with such transfer, the holder of the Restricted Security requests that the Company remove the restrictive legend from such Restricted Security, upon reasonable request by the Company to such transferring holder, an opinion of counsel (at the expense of such holder), which is knowledgeable in securities law matters (including in-house counsel), in form and substance reasonably satisfactory to the Company to the effect that subsequent transfers of such Restricted Security will not require registration under the Securities Act or any state law. If the holder of the Restricted Security delivers to the Company an opinion of counsel (including in-house counsel or outside counsel to an Investor or its investment adviser) which is in form and substance reasonably satisfactory to the Company that subsequent transfers of such Restricted Security will not require registration under the Securities Act or any state law, and the Company, in its or its counsel’s opinion does not reasonably disagree with such opinion, the Company will within a reasonable period after such contemplated transfer, at the expense of such holder, deliver new certificates for such Restricted Security which do not bear the Securities Act legend set forth in Section 6.1(i) above. The restrictions imposed by this Section 6 upon the transferability of any particular Restricted Security shall cease and terminate when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 promulgated under the Securities Act. The holder of any Restricted Security as to which such restrictions shall have terminated shall be entitled to receive from the Company at the expense of such holder, a new security of the same type but not bearing the restrictive Securities Act legend set forth in Section 6.1 and not containing any other reference to the restrictions imposed by this Section 6.

Notwithstanding any of the foregoing, no opinion of counsel will be required to be rendered pursuant to this Section 6.3 with respect to the transfer of any securities on which the restrictive legend has been removed in accordance with this Section 6.3. As used in this Section 6.3, the term “transfer” encompasses any sale, transfer or other disposition of any securities referred to herein.”

2.	Section 7 of the SPA is hereby amended by deleting the definition of “Filing Date” therein and replacing it with the following definition:

“Filing Date” means July 1, 2014.

3.	Section 8.1(a) of the SPA is hereby amended by deleting the words “provided, that the Company may, in its sole discretion, extend the Filing Date up to ten (10) days” therein.

4.	Effective as of the date hereof, this Amendment amends and is hereby incorporated in and forms a part of the SPA, and except as amended hereby the SPA is confirmed in all respects and remains in full force and effect. The SPA and this Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior negotiations, representations or agreements relating thereto, whether written or oral. No amendment or modification of this Amendment shall be valid or binding upon the parties unless in writing and signed by the Parties.

5.	The Parties agree that if any provision of this Amendment is found to be invalid or unenforceable, it will not affect the validity or enforceability of any other provision. This Amendment shall be governed by the laws of the State of New York, without regard to the choice of law principles thereof.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

RCS CAPITAL CORPORATION

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: Chief Executive Officer

RCAP HOLDINGS, LLC

By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Managing Member

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

LUXOR CAPITAL GROUP, LP

By	/s/ Norris Nissim
Name:	Norris Nissim
Title:	General Counsel
Luxor Capital Group, LP
Investment Manager

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP

By	/s/ Norris Nissim
Name:	Norris Nissim
Title:	General Counsel
Luxor Capital Group, LP
Investment Manager

LUXOR SPECTRUM OFFSHORE MASTER FUND, LP

By	/s/ Norris Nissim
Name:	Norris Nissim
Title:	General Counsel
Luxor Capital Group, LP
Investment Manager

LUXOR WAVEFRONT, LP

By	/s/ Norris Nissim
Name:	Norris Nissim
Title:	General Counsel
Luxor Capital Group, LP
Investment Manager

OC 19 MASTER FUND, L.P.-LCG

By	/s/ Norris Nissim
Name:	Norris Nissim
Title:	General Counsel
Luxor Capital Group, LP
Investment Manager

[Signature Page to Amendment to SPA]